UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 1, 2020

Brookfield Property REIT Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34948	27-2963337
(State or other jurisdiction of incorporating or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 Vesey Street, 15th Floor, New York, NY	10281
(Address of principal executive offices)	(Zip Code)

(212) 417-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Stock, par value $.01 per share	BPR	Nasdaq Global Select Market
6.375% Series A Cumulative Perpetual Redeemable Preferred Stock, par value $0.01 per share	BPRAP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of March 1, 2020, the Board of Directors (the “Board”) of Brookfield Property REIT Inc. (the “Company”) appointed Doug McGregor to the Board. Mr. McGregor brings an impressive resume of experience in corporate finance and investment banking, recently having served as the Group Head, RBC Capital Markets and RBC Investor & Treasury Services and Chairman and CEO of RBC Capital Markets.

Effective as of March 1, 2020, Mr. McGregor will become eligible to receive the standard compensation provided by the Company to its other independent directors. Consistent with the Joint Governance Agreement, dated as of August 28, 2018, among the Company, Brookfield Property Partners L.P., Brookfield Property Partners Limited (the “BPY General Partner”) and BP US REIT LLC, Mr. McGregor will also serve as a member of the board of directors of the BPY General Partner.

Item 8.01.	Other Events.

On March 2, 2020, the Company issued a press release announcing that it plans to change the ticker symbol on the Nasdaq Stock Market for its Class A Stock, par value $0.01 per share, from “BPR” to “BPYU” and to change the ticker symbol for its 6.375% Series A Cumulative Perpetual Redeemable Preferred Stock, par value $0.01 per share, from “BPRAP” to “BPYUP”. Trading under the new symbols is expected to begin on Monday, March 2, 2020. The press release announcing this change is attached as Exhibit 99.1.

The press release attached as Exhibit 99.1 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in the press release attached as Exhibit 99.1 shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
99.1	Brookfield Property REIT Inc. Press Release dated March 2, 2020
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKFIELD PROPERTY REIT INC.

March 2, 2020	By:	/s/ Michelle Campbell
	Name:	Michelle Campbell
	Title:	Secretary